    As filed with the Securities and Exchange Commission on August 6, 2001

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ___________________________

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of report (date of earliest event reported):
                                August 6, 2001

Commission File    Exact name of registrant as specified in its charter, state    I.R.S. Employer
 Number            of incorporation, address of principal executive offices,      Identification
                   and telephone number                                           Number

1-15929            Progress Energy, Inc.                                          56-2155481
                   410 S. Wilmington Street
                   Raleigh, North Carolina 27601-1748
                   Telephone:  (919) 546-6411
                   State of Incorporation: North Carolina

      The address of the registrant has not changed since the last report.

ITEM 5.   OTHER EVENTS


          On August 6, 2001 the Registrant issued a press release announcing its proposed public offering of 11,000,000 shares of common stock. Such press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PROGRESS ENERGY, INC.
                            Registrant

                            By:   /s/ Peter M. Scott
                                  ------------------------------
                                  Peter M. Scott III
                                  Executive Vice President and
                                  Chief Financial Officer

Date:  August 6, 2001

                                 EXHIBIT INDEX


99.1    Press release of Progress Energy, Inc., dated August 6, 2001.